Rowan Companies, Inc.

Matt Ralls, President and CEO

Credit Suisse Vail Energy Summit

February 2, 2010









Forward-Looking Statements

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company's principal operating areas; and environmental and other laws and regulations. Other relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

Offshore Drilling




DOCKWISE

Manufacturing



LTI Offshore Products



LTI Mining Products



LTI Drilling Systems



LTI Steel Products

Land Drilling



Offshore Drilling Is Rowan's Dominant Segment


Revenue
USD MM
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
11%
34%
55%
11%
34%
55%
10%
31%
59%
2007
2008
2009E


EBITDA
USD MM
$800
$700
$600
$500
$400
$300
$200
$100
$0
10%
11%
79%
10%
11%
79%
6%
7%
87%
2007
2008
2009E

Land Manufacturing Offshore

Company Highlights

Leading Global, High-spec Jack-up Company	• Owns 11 of the top 30 jack-ups in the world • One of the youngest fleets in the world • Focused on customers with deep, difficult wells • Geographically diversified • Achieve premium day rates and utilization
Strategically Focused On Offshore Drilling	• Seek to expand into deepwater and/or consolidate high-end jack-ups • Separate land drilling and manufacturing at the appropriate time
Conservative Financial Profile With Strong Balance Sheet	• Focused on cost control and capital spending discipline • Robust contract backlog with high quality customers • New rig construction fully funded from cash and operations

Rowan's Global Jack-up Fleet

- 23 jack-up rigs located in the U.S. Gulf of Mexico, the Middle East, the North Sea, Eastern Canada, West Africa, Mexico and Egypt
  - » 20 premium and high-spec cantilever jack-up rigs
  - » 3 commodity rigs with skid-base capability
- Capable of drilling to depths of up to 35,000 feet in up to 550 feet of water
- 5 high-spec jack-ups under construction



CANADA: 1
NORTH SEA: 2
MIDDLE EAST: 9
US GOM: 8
EGYPT: 1
MEXICO: 1
WEST AFRICA: 1

Strategy

- » Continue international expansion
- » Focus on deep, difficult wells requiring high-spec rigs
- » Expand into deepwater, consolidate high–spec jack-ups

Geographically Diversified Fleet

- Substantially transformed over the last 6 years into a major international drilling contractor
- Increasing demand for higher rig specifications in international markets



Year End 2003
24 Total Rigs
North Sea
1 Rig
4%
Canada
1 Rig
4%
22 Rigs
92%
Gulf of Mexico



Year End 2009
23 Total Rigs
Mexico
1 Rig
4%
Egypt
1 Rig
4%
West Africa
1 Rig
4%
Canada
1 Rig
4%
North Sea
2 Rigs
9%
Middle East
9 Rigs
40%
Gulf of Mexico
8 Rigs
35%

Young, Highly Capable Rigs

Building Five Additional High-spec Rigs



240C Class
(2 High-Spec rigs)
2 Rigs
Gorilla Class
(1 High-Spec rig)
3 Rigs
240C Class
Under Construction
1 Rig
Super Gorilla Class
(4 High-Spec rigs)
4 Rigs
Tarzan Class
(4 High-Spec rigs)
4 Rigs
300-350 ft.
116-C Class
7 Rigs
4 Rigs
EXL Class
Under Construction
1 Rig
2 Rigs
250-300 ft. Slot
350 ft. Slot
High-Spec Rigs Under Construction

Rowan Has Five High-Spec Jack-Ups Under Construction

New rig construction will be fully funded through cash and operations


2010
2011
2012
1
Q2 2010
Rowan EXL #1
2
Q3 2010
Rowan EXL #2
3
Q4 2010
Rowan EXL #3
4
Q3 2011
Joe Douglas (240-C #3)
5
Q1 2012
Rowan EXL #4
Percent Complete

Newbuild CAPEX Profile

New rig construction will be fully funded through cash and operations


USD MM
$400
$350
$300
$250
$200
$150
$100
$50
$0
2009
2010
2011
2012
EXLs
240Cs

Offshore Daily Operating Costs Reduced Substantially

2009 vs. 2008

Region	% Reduction
Gulf of Mexico	12 - 15%
Middle East	10 - 13%
North Sea	9 - 11%
West Africa	13 - 17%

Note: Excludes Gulf of Mexico windstorm insurance and amortization of major rig relocation expenses in both periods

Global Jack-up Market Appears To Be Stabilizing

Worldwide Jack-up Market Utilization = 74%



1
0
E. Canada: 100%
31
5
North Sea: 86%
32
44
US GOM: 42%
19
2
Mediterranean: 90%
89
28
Middle East: 76%
29
2
Mexico: 94%
37
17
SE Asia: 69%
18
10
West Africa: 64%
32
1
Indian Ocean: 97%
11
6
C & S America: 65%
1
0
Australia: 100%
Contracted
Not Contracted

2007-2010E Regional Demand



40
30
20
10
2007 2008 2009 2010E
North Sea
30
20
10
0
Mediterranean
Middle East
70
60
50
40
30
20
Gulf of Mexico
50
40
30
20
10
0
2007 2008 2009 2010E
S.E. Asia
30
20
10
0
West Africa
40
30
20
10
0
2007 2008 2009 2010E
India
40
30
20
10
0
C&S America
& Mexico

International Tenders and Inquiries for Rowan Jack-ups


8
1
1
North Sea
Eastern Canada
2
1
Mediterranean
6
1
8
Middle East
10
Mexico
7
4
India
3
S.E. Asia
1
West Africa
2
C&S America
Demand for Rigs
Submitted 20
In House 12
Expected 24

International Markets Require More Stringent Drilling Specifications

Increasingly, our customers are demanding higher-spec equipment as the wells they are drilling require much higher-spec and premium rigs

Rowan 2009 Tenders & Inquiries: 62

- 58% require 300' IC or greater
- 53% require 3 mud pumps
- 37% require 1.5M pound hookload or greater
- 26% require 70' cantilever reach or greater

Demand Increasing for Non-Commodity Jack-ups with 300' or Greater Water Depth Capability

251 Contracted Non-Commodity Jack-ups ~ 81% Utilization



Rigs
70
60
50
40
30
20
10
0
MidEast
SE Asia
India
Mexico
N Sea
W Africa
Med
US GOM
Far East
Other
250-299'
300-349'
350'+

Jack-up Utilization Split By Rig Class

	Total	Contracted	Utilization	Average Age
350' IC+	121	103	85%	11
300' IC	126	95	75%	27
250' IC	63	49	78%	29
<250' IC	59	49	83%	28
IS	25	17	68%	32
MC	44	13	30%	31
MS	18	6	33%	33
Total	**456**	**332**	**73%**	**24**
High-Spec	**27**	**26**	**96%**	**7**

Rowan's High-Spec Rigs Offer Expanded Capabilities

	116C	EXL Class	Tarzan Class	240-C Class	Super Gorilla
Hookload	1.25M lbs	2M lbs	2M lbs	2.5M lbs	2.5M lbs
Cantilever Reach	52'	70'	60'	80'	100'
Leg Length	410'	477'	445'	491'	713'
# Mudpumps/HP	3/1,600 HP ea.	3/2,200 HP ea.	3/3,000 HP ea.	3/3,000 HP ea.	3/3,000 HP ea.



306'
300'
116C Class
EXL Class
Tarzan Class
240 -C Class
Super Gorilla

Global Jack-up Fleet Has Few High-Spec Rigs

High-spec rigs are defined as jack-ups with 2 million pound hookload or greater


457 Total Jack-ups
27 High-Spec Jack-ups
11 Rowan Jack-ups
94%
6%
59% Other
41%

Rowan Is World's Leading High-Spec Jack-up Company


Ownership Of Top 30 Global Jack-up Rigs (1)
12
10
8
6
4
2
0
Rowan
Maersk
Transocean
Noble
Skeie Drilling & Production
Petroprod (Larsen)
Seadrill

(1) Based on report published by ODS-Petrodata at Company's request, includes newbuilds

ODS-PETRODATA Consulting & Research

Rowan's Fleet Is Young Compared To Peers

By year end 2012, new rig additions will reduce Rowan's average fleet age to 17 years


Years
35
30
25
20
15
10
5
0
19
24
27
27
28
32
Rowan (1)
23 Rigs
Ensco
42 Rigs
Transocean
65 Rigs
Diamond
13 Rigs
Noble
43 Rigs
Pride
7 Rigs

(1) Excludes jack-up rigs under construction

Rowan's High-Spec Rigs Command Superior Day Rates



$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Day Rate (US Dollars - Actual)
Rowan Jack-ups
Industry Jack-ups
World Record
Rowan Gorilla VII
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09

ODS-PETRODATA Consulting & Research

Absorption of Excess Newbuilds Complicates Jack-up Recovery

- 25 jack-ups delivered in 2009
- 61 total jack-ups are scheduled to be delivered over the next three years
- 29 are due for delivery in 2010
- Nearly 85% are currently uncontracted
- CSFB – As many as 29 are headed for non-competitive markets or have inadequate financing



Rigs
35
30
25
20
15
10
5
0
2010
2011
2012
Standby
Contracted (15%)
Not Contracted

Only 10 newbuilds are considered High-spec

Source: ODS-Petrodata, Company estimates

Global Jack-up Fleet Growing Less Than Deepwater

More newbuild jack-ups are uncontracted, but sublets threaten deepwater market

≥ 300' IC Jack-ups

71% Increase


350
300
250
200
150
100
50
173
240
296
Jan. 2005
Jan. 2010
Year End 2012

56 Scheduled Newbuilds
50 Uncontracted

≥ 5,000' Floaters

169% Increase


200
150
100
50
67
113
180
Jan. 2005
Jan. 2010
Year End 2012

67 Scheduled Newbuilds
27 Uncontracted

76% Of Global Jack-up Fleet Over 20 Years Old

Nearly 1/3 of existing fleet is limited to drilling in less than 250' of water


Industry – 457 Rigs
>30 Years Old
104 Rigs
23%
<10 Years Old
92 Rigs
20%
10-20 Years Old
20 Rigs
4%
21-30 Years
241 Rigs
53%

Rig Attrition Could Balance The Jack-up Market


Newbuild Jack-ups
Attrition
Total Fleet
Projected Fleet
Newbuild Jack-ups / Attrition
Total Fleet
Projected Fleet with estimated retirements and excluding Newbuilds at risk
Current fleet includes 63 mat rigs and 67 other commodity rigs which cannot work in many markets
35
30
25
20
15
10
5
0
500
450
400
350
300
250
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018

Retirements estimated by removing jack-ups 40 years or older
Source: Pareto / Company Estimates

Rowan's Premium Land Fleet

- 32 land rigs in Texas, Louisiana, Alaska, and Oklahoma
  - » 72% contracted
  - » 20 on term contracts, 3 well-to-well
- 28 of our land rigs are 2,000 HP or greater and capable of drilling wells to 35,000 feet; 19 are AC drive
- 83% of the contracted fleet is operating in Gas & Shale Play regions
- Top Land Customers:

  Encana – 10 rigs

  Chesapeake – 3 rigs

  Devon – 2 rigs

  Common Resources – 2 rigs



Deep Bossier Gas Play: 7 rigs
Haynesville Shale Play: 11 rigs
Eagle Ford Shale Play: 1 rig

Strategy

- » No fleet additions planned
- » Separate when appropriate

LeTourneau Technologies, Inc. (LTI)


LINCS

One-Third Share of World Jack-up Fleet

Offshore Products







- Unique Ability To Globally Supply Shipyards With High Margin Kits (Legs, Elevating Systems, Cantilevers, Cranes)
- LTI Jack-up Designs And Kits Allow Emerging Countries To Establish Jack-up Shipyards

Innovative Drilling Equipment To Meet Today's Demanding Drilling Requirements

Drilling Systems



Top Drives



Mud Pumps



Drawworks



Traveling Blocks



Replacement Parts & Service

Leading Market Share For Large Front Loaders

Mining Products





More Sizes And Bigger Payloads Than Any Other Supplier

High Quality Alloy And Carbon Steel Plate In A Mini-Mill Environment

Steel Products





One Of Only Five Mills In The World Producing High-Strength Plate Steel With The Thickness Required For Jack-up Elevating Racks

LTI Operations Supported By A Substantial Backlog of External Sales

2003 – 2009 Revenues ($MM)


$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
2003
2004
2005
2006
2007
2008
2009*
External Sales
Internal Sales

$440 MM in Backlog (9/30/09)


Steel Products 1%
Offshore Products
32%
Drilling Systems
60%
7%
Mining & Forestry Products

Strategy

» Improve operating efficiencies with minimal capital investment

» Separate when market improves

* 2009 Projected Revenues

Substantial Liquidity, Investment Grade Credit Rating

	Actual 6/30/2009	Actual 9/30/2009
Cash	$ 214	$ 681
Credit Facility [1]	155	155
Total Liquidity	$ 369	$ 836
Total Debt-to-Cap	11.8%	22.6%
Net Debt-to-Cap	5.3%	4.8%
Total Debt-to-EBITDA	0.46	1.03
Net Debt-to-EBITDA	0.21	0.22

(1) Represents available borrowings under $155 million revolving credit facility

Summary

Leading Global, High-spec Jack-up Company	• Owns 11 of the top 30 jack-ups in the world • One of the youngest fleets in the world • Focused on customers with deep, difficult wells • Geographically diversified • Achieve premium day rates and utilization
Strategically Focused On Offshore Drilling	• Seek to expand into deepwater and/or consolidate high-end jack-ups • Separate land drilling and manufacturing at the appropriate time
Conservative Financial Profile With Strong Balance Sheet	• Focused on cost control and capital spending discipline • Robust contract backlog with high quality customers • New rig construction fully funded from cash and operations

Rowan Companies, Inc.

2800 Post Oak Blvd.
Suite 5450
Houston, TX 77056

713.621.7800
www.rowancompanies.com

Investor Contact:

Suzanne M. McLeod
Director, Investor Relations
smcleod@rowancompanies.com

